File No. 333-10015
                                                                        811-7763
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ---------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                          Pre-Effective Amendment No.                        [ ]

                          Post-Effective Amendment No.3                      [x]


               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [ ]

                                 Amendment No. 5                             [X]

                        MASTERS' SELECT INVESTMENT TRUST
                  (Formerly Masters Concentrated Select Trust)
               (Exact name of registrant as specified in charter)


4 Orinda Way, Suite 230-D
     Orinda, CA                                                          94563
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number (including area code): (510) 254-8999


         It is proposed that this filing will become effective:

         _______ immediately upon filing pursuant to Rule 485(b)
         _______ on _______________,  pursuant to Rule 485(b)
         _______ 60 days after filing pursuant to Rule 485(a)(1)
         __ X___ 75 days after filing pursuant to Rule 485(a)(2)
         _______ on _______________, pursuant to Rule 485(a)

         Pursuant to Rule 24f-2 under the  Investment  Company Act of 1940,  the
Registrant  has  registered  an  indefinite   number  of  securities  under  the
Securities Act of 1933.
                                   ----------

                     Please Send Copy of Communications to:

                               KENNETH E. GREGORY
                        Masters' Select Investment Trust
                            4 Orinda Way, Suite 230-D
                                Orinda, CA 94563
               (Name and address of agent for service of process)

                                 With a copy to:
                               JULIE ALLECTA, ESQ.
                        Paul Hastings Janofsky & Walker
                  345 California Street 29th Floor
                          San Francisco, CA 94104

================================================================================

                              CROSS REFERENCE SHEET
                            (as required by Rule 495)


NA Item No.                                                                     Location
-----------                                                                     --------
Part A

Item 1.  Cover Page...........................................    Cover Page
Item 2.  Synopsis.............................................    The Fund At A Glance; Expenses
Item 3.  Condensed Financial Information......................    Performance
Item 4.  General Description of Registrant....................    Cover Page; The Fund In Detail: Organization,
                                                                  Fundamental Policies and Investment Restrictions,
                                                                  Investment Philosophy
Item 5.  Management of Fund ..................................    The Fund in Detail: Management, Investment
                                                                  Managers, Breakdown of Expenses, Organization
Item 6.  Capital Stock and Other Securities...................    Dividends, Capital Gains, and Taxes; General
                                                                  Information
Item 7.  Purchase of Securities Being Offered.................    Your Account: Ways to Set Up Your Account,
                                                                  How to Buy Shares
Item 8.  Redemption or Repurchase.............................    Your Account: How to Sell Shares
Item 9.  Pending Legal Proceedings............................    Not Applicable

Part B

Item 10  Cover Page...........................................    Coverage Page
Item 11  Table of Contents....................................    Table of Contents
Item 12  General Information and History......................    Not Applicable
Item 13  Investment Objectives and Policies...................    Investment Objectives and Policies
Item 14  Management of the Fund...............................    Management
Item 15  Control Persons and Principal
           Holders of Securities..............................    General Information
Item 16  Investment Advisory and Other Services...............    Management; General Information
Item 17  Brokerage Allocation and Other Practices.............    Portfolio Transactions and Brokerage
Item 18  Capital Stock and Other Practices....................    General Information
Item 19  Purchase, Redemption and Pricing
         of Securities Being Offered..........................    Net Asset Value
Item 20  Tax Status...........................................    Taxation
Item 21  Underwriters.........................................    Not Applicable
Item 22  Calculation of Performance Data......................    Performance
Item 23  Financial Statements.................................    Not Applicable

--------------------------------------------------------------------------------

                                     PART A

                               COMBINED PROSPECTUS

                        MASTERS' SELECT INVESTMENT TRUST

                           Masters' Select Equity Fund
                       Masters' Select International Fund

--------------------------------------------------------------------------------

THE MASTERS' SELECT INVESTMENT TRUST

is a no-load mutual fund group consisting of two mutual funds investing in equity funds. The Masters' Select Equity Fund is a growth fund which primarily invests in U.S. companies. It seeks to increase the value of your investment over the long term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers. The Masters' Select International Fund is a fund which primarily invests in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of five highly regarded international stock pickers.


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.

A Statement of Additional Information (SAI) dated November 15, 1997 has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of the SAI, call 1-800-656-8864.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus
November 15, 1997
Litman/Gregory Fund Advisors, LLC
4 Orinda Way
Orinda, CA 94563
                                                                      Prospectus

The Funds at a Glance


Goal

- The Masters' Select Equity Fund ("Masters' Select Equity" or the "Equity Fund") seeks long term growth of capital primarily from investment in U.S. equity securities.

- The Masters' Select International Fund ("Masters' Select International" or the
"International   Fund")  seeks  long-term  growth  of  capital   primarily  from
investment in foreign stocks.

-As with any mutual fund, there is no assurance that the Funds will achieve their goals. Strategy

Both the Equity Fund and the International Fund (collectively, the "Funds") have contracted with multiple sub-advisors. The Equity Fund is sub-advised by six highly regarded investment managers. The International Fund is sub-advised by five highly regarded international investment managers. Each manager will run a fixed percentage of the Fund's portfolio and invest in a maximum of 15 stocks. This approach is designed to:


o Combine the efforts of several experienced, world class managers, all with superior track records.

o Access only the favorite stock picking ideas of each manager at any point in time. This will be achieved by limiting each manager to a maximum of 15 stocks within that manager's segment of the Fund.

o Deliver a portfolio that is prudently diversified in terms of stocks (typically 70 to 90 for Masters' Select, and 50 to 75 for

Masters' Select International) and industries while still allowing each manager to run portfolio segments focused on only their favorite stocks.

o Further diversify across different sized companies and stock picking styles by including managers with a variety of stock picking disciplines.

The Funds' Advisor has extensive experience evaluating investment managers and mutual funds. The Advisor has selected investment managers for the Funds that it believes are superior, based on their track record as well as the Advisor's subjective assessment of their investment philosophy, analytical support and other characteristics that it believes are found in superior investment managers.

Management

- Litman/Gregory Fund Advisors, LLC is the Funds' Advisor. The Advisor is an affiliate of L/G Research, which publishes the No-Load Fund Analyst and conducts in-depth research on mutual funds and investment management firms. The Advisor is also affiliated with Litman/Gregory & Company, LLC, an investment management firm.

The Advisor has contracted with investment managers to manage the day-to-day stock picking for both funds. The individual portfolio managers are as follows:



Masters' Select Equity                 Masters' Select International
Shelby Davis: CEO and Chief            Bruce Bee: President and Chief
Investment Officer of Davis            Investment Office of Bee & Associates
Selected Advisers, LP, the advisor     Inc.
to Davis New York Venture Fund.

                                                                      Prospectus

Jean-Marie Eveillard: President        Helen Young Hayes: Vice President of
of SociJtJ GJnJrale Asset              Janus Capital Corporation and portfolio
Management Corporation and lead        manager of the Janus Overseas and
manager of SoGen International         Janus Worldwide Funds.
and SoGen Overseas Funds.

Foster Friess (and team):              David Herro:  Director of International
President of Friess Associates and     Equities and a Partner at Harris
also lead portfolio manager of the     Associates L.P. and also lead portfolio
Brandywine Fund.                       manager for Oakmark International and
                                       Oakmark International Small Cap Funds.

Mason Hawkins: Chief                   Dan Jaworski:  Founder and Chief
Executive Officer of Southeastern      Investment Officer of BPI Global Asset
Asset Management and co-               Management.  Formerly the portfolio
manager of Longleaf Partners           manager for the STI Classic International
Fund.                                  Equity Fund.

Spiros "Sig" Segalas: President        Mark Yockey:  Partner Artisan Partners
and Chief Investment Officer of        L.P. and the portfolio manager of the
Jennison Associates Capital Corp.      Artisan International Fund.
and portfolio manager of Harbor
Capital Appreciation Fund.

Dick Weiss: Member of the
Executive Committee at Strong
Capital Management, Inc. and co-
manager of Strong Common Stock
Fund.


                                                                      Prospectus

Fund Closings: Limiting each Fund's size will allow the investment managers to maintain their focus on a small number of favorite securities. We expect to close Masters' Select Equity to new investors at some point when fund assets are between $500 million to $750 million. Masters' Select International is likely to be closed when assets are between $600 million and $1 billion.


Who May Want to Invest

Each Fund is intended for investors who are willing to ride out short-term stock market fluctuations in pursuit of potentially above average long-term returns. The value of the Funds' investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political or economic events. In the short term, stock prices can fluctuate dramatically in response to these factors. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the Funds do not constitute a balanced investment plan.

Expenses

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees. The Funds have no shareholder transaction expenses.

                                       Equity Fund            International Fund
                                       -----------            ------------------
Investment advisory fee                   1.10%                      1.10%
12b-1 fee                                 None                       None
Other expenses of the Fund               .0.33%                       .90%
                                         -----                       ----
Total Fund operating expenses             1.43%                      2.00%



Example: Let's say, hypothetically, that a Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

                                      Equity Fund             International Fund
                                      -----------             ------------------

After 1 year                            $    15                       $28
After 3 years                           $    45                       $85

The purpose of the above table is to provide an understanding of the various annual operating expenses which may be borne directly or indirectly by an investment in a Fund. This example illustrates the effect of expenses, but it is not meant to suggest actual or expected costs or returns, all of which may vary. Annual operating expenses are paid out of each Fund's assets. Each Fund pays an investment advisory fee to the Advisor. Each of the investment managers receives a fee for its services from the Advisor, not from the Fund. Each Fund also incurs other expenses for services such as administrative services, maintaining shareholder records and furnishing shareholder statements and financial reports. "Other Expenses" in the table have been estimated. Each Fund's expenses are factored into its share price and are not charged directly to shareholder accounts.
                                                                      Prospectus

For a more complete description of the various costs and expenses, see "Breakdown of Expenses."

                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                             Masters Select
                                                           For the period from
                                                         12/31/96 to 6/30/97 (1)
                                                         -----------------------



Net asset value, beginning of period                               $10.00
                                                             -----------------

Income from investment operations
   Net investment income                                             0.03
   Net realized and unrealized gain on investments                   1.50
                                                             -----------------

      Total from investment operations                               1.53
                                                             -----------------

Less distributions
   From net investment income                                         ---
   From net realized gains                                            ---
                                                             -----------------

   Total distributions                                                ---
                                                             -----------------

Net asset value, end of period                                     $11.53
                                                             =================

Total return (2)                                                    15.30%
                                                             =================

Net assets at end of period (in 000's)                           $204,677
                                                             =================

Ratio of expenses to average net assets
  (net of expense reimbursements)                                   1.47%
                                                             =================

Ratio of net investment income to
   average net assets                                               0.73%
                                                             =================

                                                                      Prospectus

Portfolio turnover rate                                            62.73%
                                                             =================


----------------------------------------------------
*Annualized


The Funds in Detail - Elements Common to Both Funds

The Masters' Select Investment Philosophy

The investment objectives of the Funds' are growth; that is, the increase in the value of your investment over the long term. The investment managers selected by the Advisor invest in securities of companies which they believe have strong appreciation potential. Under normal circumstances, the Funds' intend to be substantially or fully invested in equity securities, including common stocks and other securities with the characteristics of common stocks.

Both Funds' strategies are based on several fundamental beliefs:

First, the Advisor believes that it is possible to identify investment managers who will deliver superior performance relative to their peer groups. This belief is based on the Advisor's extensive experience evaluating and picking stock mutual funds.

Second, the Advisor believes that at any point in time most investment managers own a small number of stocks in which they are highly confident. However, because holding only 10 or 15 stocks is not considered prudent from a diversification standpoint or practical given the large dollar amounts managed by most successful managers, most stock mutual funds hold more than 50 stocks. The Advisor believes that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios.

Third, the Advisor believes that during any given year certain stock picking styles will generate higher returns than comparable market indices, while others will lag. By including a variety of stock picking styles in a single mutual fund the Advisor believes the variability of returns between stock picking styles can be lessened.



Investment Manager Selection Criteria

The Advisor believes that superior investment managers exhibit:

o Consistently above-average performance relative to an appropriate peer group. The Advisor measures investment manager performance against performance composites made up of other advisory firms using a similar stock picking style and market capitalization. The Advisor maintains its own database and has developed proprietary software to measure performance over various time periods.

                                                                      Prospectus

o A record of outperforming the S&P 500 (U.S. equity managers) or the Morgan Stanley Europe, Australasia, Far East Index ("EAFE Index") (Foreign equity managers) over most periods of five years or longer.

o The confidence and ability to think and act independently of "Wall Street herd mentality."

o The passion for and obsession with stock picking that can result in working harder and more creatively to get an edge.

o A focus on the job of stock picking and portfolio management. Thus, the Advisor seeks investment managers who have attempted to mitigate non-investment distractions by delegating most business management and marketing duties.

The Advisor has extensive experience evaluating investment advisory firms using the above criteria and believes each of the investment managers selected to participate in the Funds exhibit the qualities mentioned above.


Detailed information on the investment managers begins on page ____for Masters Select Equity and page ____ for Masters' Select International. There are also summary grids on pages ___ .

The Advisor

The Funds are managed by Litman/Gregory Fund Advisors, LLC, 4 Orinda Way, Orinda CA 94563. The Advisor has overall responsibility for assets under management, recommends selection of investment managers to the Board of Trustees, evaluates performance of the investment managers, monitors changes at the investment managers' organizations which may impact their ability to deliver superior future performance, determines when to re-balance the investment managers' assets, and determines the amount of cash equivalents (if any) that may be held in addition to cash held in each of the investment managers' sub-portfolios. The Trustees will review the level and appropriateness of the various manager fee schedules.

Kenneth E. Gregory is a Trustee of the Trust and will be responsible for monitoring the day-to-day activity of the investment managers. Gregory is also President of L/G Research, an affiliated firm which publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. Gregory is also President and Chief Investment Officer of Litman/Gregory & Company, LLC, a money management firm. He has held this position since the founding of Litman/Gregory & Company, a predecessor firm, in 1987. He has been in the investment business since 1979.


The Masters' Select Equity Fund in Detail

The Fund's six investment managers emphasize different stock picking styles and invest in stocks with a range of market capitalizations. The portion of the Fund assigned to each manager is fixed and has been determined with the specific objective of maintaining exposure to stocks of large and mid-sized companies at 50% to 75% of the Fund's total assets, in normal market conditions. These fixed allocations will be allowed to drift slightly. The Advisor is responsible for re-balancing the allocations as total assets in the Fund fluctuate. The Advisor's strategy is to allocate the portfolio's assets among investment managers who, based on the Advisor's research, are judged to be among the best in their respective style groups. The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest confidence stocks. Each investment manager's portfolio segment includes a minimum of 5 securities and a maximum of 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 70 and 90 securities. Under unusual market conditions, for temporary defensive purposes, up to 35% of the Fund's total assets may be invested in short term, high quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

Masters' Select Equity Fund Portfolio Managers

                                                                      Prospectus

Shelby Davis/Davis Selected Advisers. Shelby M. C. Davis is the lead portfolio manager for the segment of the Fund's assets managed by Davis Selected Advisers LP ("Davis Advisers"), 124 E. Marcy Street, Santa Fe, NM 87501. Davis has been in the investment business for over 30 years. He was a portfolio manager for Davis New York Venture Fund from 1969 through 1996 and is still actively involved in the stock selection process; his son, Christopher C. Davis, was named co-portfolio manager in 1995. In total, Davis Advisers manages over $x.x billion of mutual fund and ERISA portfolios including Davis New York Venture
Fund. In performing its investment advisory services, Davis Advisers, while remaining ultimately responsible for its segment of the Fund's assets, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers-NY, Inc.) The average annual total return of the Davis New York Venture Fund and the Standard & Poor's 500 Stock Index, through September 30, 1997 is as follows:

Period                  Fund                                S&P 500

One Year
Three Years
Five Years
Ten Years

(Note: Past performance is not necessarily indicative of future performance of the Fund.)


Approximately 20% of the Fund's assets will be managed by Davis. He invests primarily in large companies using a strategy that takes into account both growth and value. This approach is often referred to as "growth at a reasonable price." Davis prefers high quality companies as evidenced by some or all of the following:

o Solid top-line (revenue) and unit growth
o Management with a stake in the business
o A business plan for the next three to five years
o Participation in an industry that is capable of earning a good return on capital
o  Respected  by  competitors
o Low cost operations

Davis often seeks to buy companies exhibiting some or all of these characteristics at depressed prices because they are temporarily out of favor. When buying out-of-favor stocks, he believes there is often a catalyst which will eventually push the stock price higher.


Foster Friess and Team/Friess Associates. Foster Friess is the lead portfolio manager for the segment of the Fund's assets run by Friess Associates, Inc., 350 Broadway, Jackson, Wyoming 83001. Friess has been in the investment business for over 25 years and has been manager of the Brandywine Fund since 1986. He is also President and with his wife, Lynette Friess, sole owner of Friess Associates. In total Friess manages over $x billion. The average annual total return of Brandywine Fund and the Standard & Poor's 500 Stock Index, through September 30, 1997 is as follows:

                                                                      Prospectus

Period                  Fund                                S&P 500

One Year
Five Years
Ten Years

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Approximately 10% of the Fund's assets will be run by Friess and his team. Friess invests in stocks of well-financed issuers which have proven records of profitability and strong earnings momentum. Emphasis will be placed on companies with market capitalizations under $5 billion. These companies are likely to be lesser known companies moving from a lower to higher market share position within their industry groups rather than the largest and best known companies in these groups. Friess may, however, purchase common stocks of well known, highly researched mid-sized companies if the team believes those common stocks offer particular opportunity for long term capital growth. In selecting investments, Friess will consider financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios and book value. Friess may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management. Greater weight will be given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign currency exchange values. A particular issuer's dividend history is not considered important. Spiros Segalas/Jennison Associates. Spiros "Sig" Segalas is the portfolio manager for the segment of the Fund's assets run by Jennison Associates Capital Corp., 466 Lexington Avenue, New York, New York 10017. Segalas has been in the investment business for over 30 years and has been the portfolio manager for the Harbor Capital Appreciation Fund since May, 1990. He is a founding member and President and Chief Investment Officer of Jennison Associates Capital Corp., a wholly-owned subsidiary of the Prudential Insurance Company of America. As of September 30, 1996, Jennison Associates managed over $xx billion in U.S. equity securities. The average annual total return of Harbor Capital Appreciation Fund and the Standard & Poor's 500 Stock Index, since May, 1990, when Segalas became portfolio manager through September 30, 1997 is as follows:


Period                  Fund                                S&P 500

One Year
Three Years
Five Years

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Approximately 20% of the Fund's assets will be run by Segalas. He seeks to invest in mid-sized and large companies experiencing superior absolute and relative earnings growth. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. In considering a stock for ownership, Segalas considers price/earnings ratios relative to the market as well as the companies' histories. In addition, he seeks out companies experiencing some or all of the following:

o High sales growth
o High unit growth
o High or improving  returns on assets and equity
o Strong balance sheet.

Segalas also prefers companies with a competitive advantage such as unique management, marketing or research and development.
                                                                      Prospectus

Jean-Marie Eveillard/SociJtJ GJnJrale Asset Management Corp. Jean-Marie Eveillard is the portfolio manager for the segment of the Fund's assets run by SociJtJ GJnJrale Asset Management (SGAM), 1221 Avenue of the Americas, New York, New York 10020. Eveillard has been in the investment business for over 30 years and has been the portfolio manager for SoGen International Fund, a multi-asset global fund, since 1979. Eveillard is also President of SGAM, an indirect subsidiary of SociJtJ GJnJrale, one of France's largest banks. SGAM currently manages nearly $X billion. The average annual total return of Harbor Capital Appreciation Fund, the Morgan Stanley EAFE Index and the Standard & Poor's 500 Stock Index, through September 30, 1997 is as follows:

Period                  Fund                    EAFE              S&P 500

One Year
Three Years
Five Years

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Because SoGen International Fund invested in fixed income investments as well as stocks, the above indexes are not ideal benchmarks.

Approximately 20% of the Fund's assets will be run by Eveillard, who will invest in securities all over the world. At least 50% of his segment must be invested in U.S. securities. Eveillard is a value investor and uses a bottom-up orientation that focuses on the fundamentals of a specific security rather than its immediate environment. In searching for obscure or depressed securities, his approach is flexible so that despite an equity focus he will sometimes own fixed income securities that he believes can deliver equity-type returns. Eveillard is also flexible in the size of companies looked at (very small to very large) as well their geographic location (developed or emerging markets). Eveillard's time horizon is three to five years, and his indifference to short term issues allows him to consider companies that have become bargains offering long term value due to temporary problems. Eveillard avoids a "black box" approach to assessing value. In particular, whenever possible, he looks for an imbalance between his estimate of what a reasonable buyer would pay for the entire company, and the price for the security in the public market.

Mason Hawkins/Southeastern Asset Management. Mason Hawkins is the lead portfolio manager for the portion of the Fund's assets run by Southeastern Asset Management, Inc. (Southeastern), 6075 Poplar Avenue, Memphis, Tennessee 38119. Hawkins has been in the investment business for over 20 years and founded Southeastern, which he controls, in 1975. He has managed the Longleaf Partners Fund since its inception in 1987. In total, Southeastern manages over $x billion. The average annual total return of Longleaf Partners Fund and the Standard & Poor's 500 Stock Index, through September 30, 1997 is as follows:

Period                  Fund                                S&P 500

One Year
Five Years
Ten Years

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

                                                                      Prospectus

Approximately 20% of the Fund's assets are managed by Southeastern using a value oriented approach to picking stocks. The Firm considers companies of all sizes, although most of its portion of the Fund's assets are expected to be invested in mid-sized and larger companies. Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth. Southeastern believes that superior long term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Securities which can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer's intrinsic value before purchasing the security. To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied. The first assesses what is believed to be the real economic value of the issuer's net assets, and the second examines the issuer's ability to generate free cash flow after required or maintenance capital expenditures. After free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates. If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arms length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared to business transactions of comparable corporations. Other considerations used in
selecting  potential   investments   include  the  following:

o Indications of shareholder oriented management.
o Evidence of financial strength
o Potential earnings improvement.

Richard T. Weiss/Strong Capital Management. Richard Weiss is the portfolio manager for the segment of the Fund's assets run by Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. Weiss has been in the investment business for over 20 years and has been the co-manager of the Strong Common Stock Fund since joining Strong in 1991. Weiss is a member of the firm's Executive Committee. Prior to joining Strong he was the lead manager of the SteinRoe Special Fund commencing in 1981. In total, Weiss co-manages over $X billion. Strong Capital Management was founded in 1974 and is controlled by Richard Strong.

The average annual total return of Strong Common Stock Fund and the Standard & Poor's 500 Stock Index, through September 30, 1997 is as follows:


Period                  Fund                                S&P 500

One Year
Five Years
Ten Years

(Note: Past performance is not necessarily indicative of future performance of the Fund.)


Approximately 10% of the Fund's assets will be run by Weiss. He will invest in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. In seeking attractively valued companies, Weiss focuses on companies with above average growth potential that also exhibit some or all of the following:

o Low  institutional  ownership and low analyst  coverage
o High quality management
o Sustainable competitive advantage.
                                                                      Prospectus

Weiss evaluates the degree of undervaluation relative to his estimate of each company's private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high growth stocks, most stocks trade between 50% and 80% of private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly based on the outlook for the industry and the company fundamentals.

Portfolio Manager
Shelby Davis Jean-Marie Eveillard Foster Friess and team Mason Hawkins Sprios "Sig" Segalas Richard Weiss

Initial
Allocation of Fund Portfolio

20%
20%
10%
20%
20%
10%

Investment Experience/
Relevant Fund Experience

Over 30 years/ Davis New York Venture Fund since 1969
Over 30 years/ SoGen International Fund since 1979.
Over 25 years/ Brandywine Fund since 1986
Over 25 years/ Longleaf Partners Fund since 1987.
Over 30 years/ Harbor Capital Appreciation Fund since 1990.
Over 20 years/ Strong Common Stock Fund since 1991.

Size of Companies

Mostly large cap
No market cap restrictions
Small and mid cap
                                                                      Prospectus

All sizes but mostly mid and large cap
Mostly large cap
Small and mid cap
Stock Picking Style
Growth at a reasonable price
Value oriented and global. At least 50% invested in the U.S.
High earnings growth
Value
High earnings growth
Growth at a reasonable price

The Masters' Select International Fund in Detail

The fund's five investment managers will pursue the Fund's objective primarily through investments in common stocks of issuers located outside the United States. Each manager may invest in securities traded in both developed and emerging markets. There are no limits on the Fund's geographic asset distribution, but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries.

Each manager has a distinct stock picking approach. As a group the managers will invest in stocks with a range of market capitalizations. While each manager has the flexibility to invest on a worldwide basis in companies with market capitalizations of any size, it is expected that the Fund's exposure to mid and large-sized foreign companies will range from 50% to 90% of the Fund's total assets, under normal market conditions. The Advisor's strategy is to allocate the portfolio's assets among investment managers who, based on the Advisor's research, are judged to be among the best relative to their respective peer groups. The Advisor has focused exclusively on stock pickers who emphasize bottom-up stock picking rather than macro-driven, top-down country picking. The Advisor believes bottom-up stock pickers have an advantage in foreign markets because:


1. It is the Advisor's opinion that the dynamics which influence individual country's markets, including currencies, inflation, economic growth, political factors, regulation, etc. are much more difficult to assess than the prospects and valuation characteristics of individual companies.

2. The Advisor believes many individual stocks in foreign markets are less closely analyzed (the markets are less "efficient") than in the U.S. If true, the Advisor believes this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

3. Based on the Advisor's observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down oriented managers.

The portion of the Fund assigned to each manager is fixed. These fixed allocations will be allowed to drift slightly. The Advisor is responsible for re-balancing the allocations as total assets in the Fund fluctuate.

The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest confidence stocks. Each investment manager's portfolio segment includes a minimum of 8 securities and a maximum of 15 securities. Though the overall Fund may hold more or less securities at any point in time, it is generally expected that the fund will hold between 50 and 75 securities.

Under unusual market conditions for temporary defensive purposes, up to 35% of the Fund's total assets may be invested in
                                                                      Prospectus
short-term, high quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.


Masters' Select International Portfolio Managers

Bruce Bee/Bee Associates:

Bruce B. Bee/Bee & Associates Inc. Bruce Bee is the portfolio manager for the portion of the assets run by Bee & Associates Inc. (Bee), 370 Seventeenth Street, Suite 3560, Denver Colorado 80202. Bee has been in the investment business for over 25 years and founded Bee & Associates, which he controls, in 1989. In total Bee manages over $500 million. Bee has managed global small-cap portfolios since 1989 and international small cap portfolios since January 1995. Their investment results are as follows (composite performance for all accounts, gross of fees):

                                    MCSI
                  Global            World
1 Year            18.8%             22.3%
3 Years           19.3%             17.0%
5 Years           20.7%             15.6%

Since Inception
March 1989        19.5%             9.8%


                  Int'l             EAFE
                  ----------------------
1 Year            15.9%             12.8%

Since Inception
January 1995      20.8%             11.5%

Bee will focus exclusively on small companies. He believes these companies generally are under-researched and often inefficiently priced. Within this sector Bee seeks to purchase companies with above average growth prospects at a significant discount to his assessment of their value. Portfolio construction is completely bottom-up oriented (no top-down country selection). In researching candidates for purchase Bee typically reviews company financial reports reconciling company accounting to U.S. standards, seeks information from a variety of sources which may include international brokers, accounting firms, banks, and other investors, and visits the company.

The ideal portfolio candidate:
has a proprietary product or service and is generally involved in international trade o has management depth and a coherent business strategy ohas a history of growth in revenues, earnings, cash flow and return on shareholders' equity which, in the manager's opinion, is sustainable is available at a significant discount to what another company might pay for it.

Bee does not expect to hedge against exchange rate risk.

Helen Young Hayes/Janus Capital Corporation. Helen Young Hayes is the portfolio manager for the segment of the Fund's assets managed by Janus Capital Corporation (Janus), 100 Fillmore Street, Denver, Colorado 80206. Hayes has been in the investment business since 1984 and has been with Janus since 1987. Hayes is the Vice President of Janus Capital Corp. and portfolio manager of the Janus Worldwide Fund (a global fund) and the Janus Overseas Fund (an international fund). Janus also subadvises several other international and global funds which Hayes is the portfolio manager. She has managed both funds since their inception in May of 1991 and May of 1994, respectively. In total, as of September 30, 1997, Janus managed over $xx billion, of which $xx billion is managed by Hayes. The average annual total return on Hayes managed funds is represented in the following fund composites:


                        Janus                   Janus
                        International           Global
            MSCI
           Period         Composite            Composite        EAFE
            World

One Year
Three Years
Five Years

                                                                      Prospectus

Inception
Note: Past performance is not necessarily indicative of future performance

Approximately xx% of the Fund will be managed by Hayes. Hayes uses a bottom-up approach to stock selection. The fund may invest in companies of all sizes though Hayes tends to focus mostly on mid and large sized companies. She seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Intensive research focuses on the fundamental factors affecting the business prospects of companies and may include review of earnings reports, corporate and industry developments, trading activity, research reports and other data. In addition, for a smaller number of companies, additional scrutiny may include (but is not limited to) direct contacts with corporate management, analysis of and contact with competitors, customers and suppliers, and frequent on-sight visitation of facilities. The focus of the analytical work is to identify companies with:

o     rapid sales and earnings growth
o     strong cash flow generation and wise deployment of capital
o     efficient operations and high productivity
o     good management with the proper incentives

Hayes seeks companies that meet her selection criteria regardless of country of organization or place of principal business activity. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may influence security selection. Hayes may use a variety of currency hedging techniques, including forward currency contracts to manage exchange rate risk..


David Herro/Harris AssociatesL.P. David Herro is the portfolio manager for the portion of the Fund's assets run by Harris Associates L.P. (Harris Associates), 2 North LaSalle Street, Chicago, Illinois 60602. Herro has been in the investment business since 1986 and is a partner, portfolio manager and director of international equities at Harris Associates. He

                                                                      Prospectus
has managed The Oakmark International Fund and (also The Oakmark International Small Cap Fund) since their inceptions in 1992 and 1995, respectively. Overall, Herro is responsible for over $x billion in international equity assets. As a firm, Harris Associates manages $xx billion in equity and fixed income assets. The average annual total return of The Oakmark International Fund, The Oakmark Small Cap Fund, and the MSCI EAFE Index, through September 30, 1997, is as follows:



                                  International              Small Cap
            Period                   Fund              Fund          MSCI EAFE


         One year                     %                                   %
                                      %
         Three years                  %                                   %
                                      %
         Five years                   %                                   %
                                      %

         Since Inception

(Note: Past performance is not necessarily indicative of future performance of the Fund.)


Approximately ___% of the Fund's assets are managed by David Herro. Herro believes that long-term results are achieved by investing as owners in successful companies that may be purchased at a significant discount to their true economic value. He selects stocks using a disciplined value investment approach that emphasizes a bottom-up stock selection process. Herro searches for international stocks in both established and emerging markets. When looking for new investment ideas, Herro attempts to do two things:

Seek out companies that are selling at a substantial discount to their true value Try to determine the management's capability of enhancing the value of the company

His focus is to buy securities at large discounts to their underlying value (usually based on

                                                                      Prospectus
its current and potential cash generation). He also looks for bargains based on companies' normalized earnings (the level of earnings after backing out cyclical influences) and asset values. A company must be selling at a 30% or greater discount to its value to be a candidate for purchase. Stocks are also analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry. Another key feature of Herro's investment approach is the thorough assessment of a company's management team. Herro believes that investing in companies with proven, capable managers enhances the likelihood of positive returns. When interviewing management, Herro looks for two specific qualities in a management team:

Management's ability to generate cash from the company's asset base; and Management's ability to allocate capital efficiently.

Because of his bottom-up approach, Herro focuses on stock selection rather than industry or country selection. Currency hedging is done defensively only if the dollar appears excessively undervalued. Hedging is based on real interest rate spreads, purchasing power parity differentials and differences in growth and productivity.

Daniel R. Jaworski/BPI Global Asset Management LLP: Dan Jaworski is the portfolio manager for the segment of the Fund's assets run by BPI Global Asset Management, 1900 Summit Tower Boulevard, Orlando, Florida 32810. Jaworski has been in the investment management business since 198? and in 1997 founded and became Chief Investment Officer of BPI Global Asset Management. BPI is currently managing over $700 million in assets. Prior to founding BPI, he was the portfolio manager of the STI Classic International Equity Fund and its predecessor commingled fund from February 1, 1995 to April 30, 1997. Prior to joining STI, Jaworski was an international portfolio manager with Lazard Freres Asset Management. Jaworski began his portfolio management career as the manager of the Princor World Fund (an international fund) for The Principle Financial Group in December 1988.

The average annual return of the STI Classic International Equity Fund during Mr. Jaworski's tenure was as follows:

                                                                      Prospectus

                                           Fund                        EAFE
          Period:                         33.64%                      9.13%
         2/01/95 to
          4/30/97


The average annual return of the Princor World Fund during Mr. Jaworski's tenure was as follows:

                                           Fund                        EAFE
          Period:
         x/x/89 to
           ended
          3/31/93


Note: Past performance is not necessarily indicative of future performance.

Approximately __% of the Fund's assets will be run by Jaworski. He seeks to invest in high quality, low leveraged companies with sustainable, globally competitive products or services. Jaworski purchases these companies when they are selling at a discount to their global industrial peer group. Valuation criteria used is specific to the industry but typical factors include:

                        *           Price to free cash flow
                        *           Price to earnings
                        *           Price to book
                        *           Yield

                                                                      Prospectus

Appreciation potential is determined assuming the security sells at the mean of the industrial group. Potential returns are then adjusted to reflect the estimated impact of local market, local currency or general risk profile of the security.

Securities ultimately selected by Jaworski will primarily be well established, large companies that have, historically, generated higher returns and better profit margins than their peers in their industry. Jaworski may use various hedging techniques to reduce exchange rate risk.


Mark Yockey/Artisan Partners Limited Partnership. Mark Yockey is the portfolio manager for the segment of the Fund's assets run by Artisan Partners Limited Partnership, 1000 North Water Street, Suite 1770, Milwaukee, WI 53202. Artisan Partners was founded by Carlene Murphy Ziegler and Andrew Ziegler in 1995 and is controlled by the Zieglers. Yockey has been in the investment management business for over 15 years and has been the portfolio manager of the Artisan International Fund since its inception in January, 1996. He is a partner in Artisan Partners and is the senior member of the firm's international investment management group. Prior to joining Artisan Partners, he was the portfolio manager of the United International Growth Fund commencing in 1990. In total, Yockey manages over $600 million. The average annual total return of the Artisan International Fund and the [EAFE Index] through [September 30, 1997], is as follows:
                                               Fund                    EAFE

One Year
Since Inception (12/31/95)

The average annual return for the United International Fund (and the EAFE index) during for the period in which Yockey was the portfolio manager was as follows:

Period (dates)                                  Fund                    EAFE

Approximately [20%] of the Fund's assets will be run by Yockey. He invests primarily in international growth stocks, concentrating on companies located in countries that have accelerating growth prospects. He will also invest in companies located in emerging markets.
                                                                      Prospectus

Though not a country picker, Yockey prefers to invest in regions and countries of the world which are enjoying improving or rapid economic growth. Yockey is less likely to invest in countries that, while showing favorable economic growth, appear to have overvalued markets. Economic growth is determined principally from the standpoint of gross domestic product growth, corporate profitability, current account and currency issues, interest rates and social changes. Having identified favorable areas of the world for growth, Yockey seeks stocks of companies best positioned to capitalize on that growth. In this process, he emphasizes well-managed companies with dominant or increasing market share in strong industries. He typically focuses on companies with above-average financial fundamentals and accelerating earnings per share. Yockey also analyzes relative valuations using a variety of criteria such as price-to-earnings ratios and avoids stocks that are trading at unsustainable or unusually high valuations. His research process is flexible and varies depending on the country and company with an emphasis on determining whether the company has a sound business plan and is able to execute it. In making this assessment Yockey will typically rely on analysis of company reports, analyst reports, visits to the company and other contact with senior management and competitors. Yockey may engage in hedging activities to reduce exchange rate risk.


The average annual return of the Artisan International Fund through September 30, 1997 is as follows:

Period                                     Fund                         EAFE

One Year
Inception (12/31/95)
Note: Past performance is not necessarily indicative of future performance

The average annual return of the United International Growth Fund during Mr. Yockey's tenure was as follows:
                                           Fund                         EAFE

Period (dates)
Note: Past performance is not necessarily indicative of future performance

                                                                      Prospectus

Masters' International Investment Manager Summary



Portfolio        Initial         Investment        Size of         Stock
Manager          Allocation      Experience        Companies       Picking
                 of              /Relevant                         Style
                 Fund            Fund
                 Portfolio       Experience

Bruce            10.0%           Over 25           Mostly          Growth
Bee                              years             small           at a
                                                   cap             reasonable
                                                                   price


Helen            22.5%           Since             All cap         Growth
Young                            1984/Janus        but             at a
Hayes                            Overseas          mostly          reasonable
                                 and Janus         mid and         price
                                 Worldwide         large cap


David            22.5%           Since             All cap         Value
Herro                            1986/Oakmark      but mostly
                                 Internation       mid and
                                 al and            large
                                 Oakmark           cap
                                 International
                                 Small Cap
                                                                      Prospectus

Dan              22.5%           Since             Mostly          Value
Jaworski                         198?/STI          large
                                 Classic           cap
                                 Internation
                                 al Fund
                                 (2/95
                                 through
                                 4/97 and
                                 the Princor
                                 World
                                 Fund
                                 (dates)

Mark             22.5%           Since             All cap         Growth
Yockey                           1981/Artisan                      at a
                                 International                     reasonable
                                 and                               price
                                 United
                                 International
                                 Growth
                                 (1990
                                 through
                                 November
                                 1996)


                              MULTI-MANAGER ISSUES

The investment methods used by these managers in selecting securities for the Funds varies. The segment of each Fund portfolio managed by an investment manager will, under normal circumstances, differ from the segments managed by the other investment
                                                                      Prospectus
managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Since selections are made independently by each investment manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. The Advisor will monitor the overall portfolio on a daily basis to ensure that such overlaps do not create an unintended industry concentration or lack of diversification. The allocation of Fund assets to each investment manager is not expected to change materially.

In the event an investment manager were no longer able to continue to manage a segment of a Fund portfolio, the Advisor would select a replacement investment manager with an investment style comparable to that of the investment manager being replaced. The Advisor would use the same criteria as those used in the original selection of investment managers.

The Advisor has obtained an exemptive order from the Securities and Exchange Commission which permits, subject to certain conditions, to select new Managers with the approval of the Board of Trustees, but without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the Managers or continue the employment of a Manager after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of a Fund. The order also permits a Fund to disclose Manager's fees only in the aggregate in its registration statement.

Each investment manager selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.

Securities, Investment Practices and Risks Under normal circumstances, the Funds intend to be substantially or fully invested in equity securities, including common stocks and other securities with the characteristics of common stocks. These securities include, but are not limited to, those issued by small companies and foreign companies.

Small Companies. While smaller companies generally have potential for rapid growth, investments in smaller companies also often involve greater risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies may be less liquid than those of larger companies. The Masters' Select Equity Fund will typically invest 20% to 30% of its assets in small companies. The Masters' Select International Fund will typically invest 10% to 50% of its assets in small companies.

Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a fixed income equity

                                                                      Prospectus
security that may be converted into a prescribed amount of common stock at a specified formula. A convertible security entitles the owner to receive interest until the security matures or is converted. Convertibles have several unique investment characteristics such as: (a) higher yields than common stocks but lower yields than straight debt securities; (b) lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and 8 potential for capital appreciation if the market price of the underlying security increases.

Foreign Investment Considerations. The Masters' Select Equity Fund may invest up to 25% of its total assets in foreign securities, including depositary receipts. Under normal circumstances the Advisor expects that the total invested in foreign securities by the Masters' Select Equity Fund will be less than 15% of total assets.

The Masters' Select International Fund may invest up to 100% of its total assets in foreign securities, including depositary receipts.


Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

The Funds may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

o Regulatory and Market Risk. The securities markets of certain foreign countries, particularly those with emerging marketing securities markets, are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

o Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

o Depository Receipts. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European and Global Depositary Receipts (EDRs and GDRs) are bearer receipts designed for use in foreign securities markets. Depositary receipts may be sponsored or unsponsored; unsponsored depositary receipts are organized without the cooperation of the foreign issuer of the underlying securities. As a result, information about the issuer may not be as current or complete as for sponsored receipts, and the prices of unsponsored receipts may be more volatile.


Each Fund may also invest in foreign exchange forward contracts or currency futures or options on foreign currency in connection with its investments in foreign securities.

                                                                      Prospectus

o Privatizations. Some foreign governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and the Funds may invest assets in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law and/or the terms on which each Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.


The following paragraphs describe briefly some of the other securities a Fund may buy and some of the strategies that may be used by a Fund, as well as some of the risks associated with investing in a Fund. More information on this subject is contained in the SAI.

Futures, Options and Other Derivative Instruments. Each Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices,in foreign currency markets or interest rates. Options transactions will be entered into for hedging purposes and not for speculation. The Fund's ability to use these instruments successfully will depend on an investment manager's ability to predict accurately movements in the prices of securities, interest rates and the securities markets. The use of derivative instruments exposes the Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;
o inability to close out certain hedged positions to avoid adverse tax consequences;
o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect. When a Fund invests in a derivative instrument, it may be required to segregate liquid assets with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.


U.S. Government Securities. The Funds may invest in direct obligations of the United States, such as Treasury bills, notes and bonds, as well as obligations of U.S. agencies and instrumentalities. Not all securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association, are supported solely or primarily by the creditworthiness of the issuer. If an obligation is not

                                                                      Prospectus
backed by the full faith and credit of the United States, the Funds must look principally to the agency or instrumentality issuing or guaranteeing the security for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitments. The Funds may also invest in mortgage-backed securities. Repurchase Agreements. The Funds may enter into repurchase agreements, in which the Funds buy securities and the seller agrees to repurchase them from the Funds at a mutually agree-upon time and price. The period of maturity is normally overnight or a few days. The resale price is higher than the purchase price, reflecting the Funds' rate of return. Each repurchase agreement is fully collateralized, but if the seller defaults, the Funds may incur a loss. The Funds only enter into repurchase agreements with institutions which meet certain creditworthiness and other criteria.

Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities, including restricted securities, that are not deemed to be liquid by the sub-advisor.

Securities Lending. The Funds may lend up to 10% of their portfolio securities to financial institutions in order to increase the Funds' income.

Borrowing. The Funds may borrow from banks in an amount up to 20% of their total assets, but only for temporary, extraordinary or emergency purposes. The Funds may also engage in reverse repurchase agreements.

Junk Bonds. The Masters' Select Equity Fund may invest up to 10% of its total assets in debt securities rated below investment grade by a recognized rating agency or in unrated securities determined by an investment manager to be of comparable quality. These securities are subject to greater risk of loss of income and principal than higher-rated bonds, as well as greater market risk and greater price volatility.

Other Information. The Funds may invest up to 5% of their total assets in securities on a when-issued or delayed-delivery basis. The Advisor does not expect each Fund's portfolio turnover rate to exceed 100%.

Fundamental Policies and Investment Restrictions

A fundamental policy is one which cannot be changed without the vote of a majority of each Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Each Fund's investment objective is a fundamental policy, as is its policy to be a diversified fund and not to concentrate in securities of issuers in any one industry. Most of the limits and restrictions set forth above are not fundamental policies and may be changed by the Board of Trustees without shareholder approval. A complete description of each Fund's fundamental policies and investment restrictions is contained in the SAI.


Breakdown of Expenses

Like all mutual funds, the Funds pay expenses related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price; they are neither billed directly to shareholders nor deducted from shareholder accounts. Each Fund pays an investment advisory fee to the Advisor each month, at the annual rate of 1.10% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds. The Advisor (not the Funds) pays the investment managers, each of which is also compensated monthly on the basis of the assets committed to their individual discretion. While the investment advisory fee is a significant component of each Fund's annual operating expenses, the Funds also pay other expenses. The Funds pay a monthly administration fee to Investment Company Administration Corporation for such services as preparing various reports and regulatory filings and monitoring the activities of other service providers to the Funds, at the annual rate of 0.10% on the first $100 million of its average net assets, 0.05% on the next $150 million of such net assets, 0.025% of the next $250 million of such net assets, and 0.0125% of such net assets over $500 million subject to an annual minimum of $40,000 per Fund. The Funds also pay other expenses, such as legal, audit, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with the Advisor or any of the investment managers.

The Advisor has agreed to reimburse the Masters' Select Equity Fund and Masters' Select International Fund for any ordinary operating expenses above 1.75% and ___%, respectively, of each Funds' average net assets. The Advisor reserves the right to be repaid by a Fund if expenses subsequently fall below the specified limit in future years. But the Masters' Select Equity Fund and Masters' Select International Fund's operating expenses including any repayments will never be allowed to exceed 1.75% and ___%, respectively, of average annual net assets. This expense limitation arrangement is guaranteed by the Advisor for at
                                                                      Prospectus
least the first year of a Fund's operations. After that, it may be terminated at any time, subject to approval by the Board of Trustees and prior notice to shareholders. This expense limitation will decrease the Funds' expenses and boost its performance. Organization The Masters' Select Equity Fund and Masters' Select International Fund are series of the Masters' Select Investment Trust (the Trust), an open-end management investment company, organized as a Delaware business trust on August 1, 1996. The Trust is governed by a Board of Trustees, responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the investment managers, review contractual arrangements with companies that provide services to the Funds and review performance. The majority of Trustees are not otherwise affiliated with the Advisor or any of the investment managers. Information about the Trustees and officers is contained in the SAI. Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares you own.
                                                                      Prospectus

Individual or Joint Account. For your general investment needs Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).


Retirement. To shelter your retirement savings from taxes
--------------------------------------------------------------------------------
Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250 and the combined contributions do not exceed $2,250.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o Other retirement plans, such as Keogh or corporate profit sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan's trustee. The Funds do not offer prototypes of these plans.
--------------------------------------------------------------------------------
Gifts or Transfers to Minor (UGMA, UTMA). To invest for a child's education or other future needs These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
--------------------------------------------------------------------------------
Trust. For money being invested by a trust The trust must be established before an account can be opened.
--------------------------------------------------------------------------------
Business or Organization. For investment needs of corporations, associations, partnerships or other groups Does not require a special application.
                                                                      Prospectus

Your Account
How to Buy Shares

You can open a new account by mailing in an application with a check for $5,000 or more.

After your account is open, you may add to it by:

o mailing a check or money order along with the form at the bottom of your account statement, or a letter;

o wiring money from your bank; or

o making  automatic  investments.

Each Fund is a no-load fund, which means you pay no sales commissions of any kind. Once each business day, each Fund calculates its share price: the share price is the Fund's net asset value (NAV). Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-960-0188 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

National Financial Data Services is the Funds' Transfer and Dividend Paying Agent; its address is 1004 Baltimore, 5th Floor; Kansas City, MO 64105, and its mailing address is P.O. Box 419929, Kansas City, MO 64141-6929. First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, an affiliate of the Administrator, is the Funds' principal underwriter.



To Open an Account*                     $5,000
For automatic investment plans          $2,500
For retirement accounts                 $1,000
To Add to an Account*                     $250
For retirement accounts                   $250

Through automatic investment plans        $100
Minimum Balance                         $2,500
For retirement accounts                   $250

* The minimum investment requirements may be waived from time to time by the Distributor.

For Information:         1- 800-960-0188

To Invest
By Mail:

By Wire:                 Call:
                         1-800-960-0188 to set up an account and arrange a wire transfer
                                                                      Prospectus

                                                                               J
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To open an account:

o Complete and sign the new account application. Make your check or money order payable to "Masters' Select Equity Fund" or "Masters' Select International Fund."

   Mail to the address on the new account application or, for overnight delivery, send to:

National Financial Data Services
1004 Baltimore, 5th Floor
Kansas City, MO 64105
                                                                      Prospectus

To add to an account:

o Make your check or money order payable to "Masters' Select Equity Fund" or "Masters' Select International Fund." Put your account number on your check.

   Mail your check and the stub from the bottom of your account statement (or enclose a note with your name, address and account number) to the address on your account statement or, for overnight delivery, send to:

National Financial Data Services

1004 Baltimore, 5th Floor
Kansas City, MO 64105

--------------------------------------------------------------------------------
                                                                               G
Wire

--------------------------------------------------------------------------------
To open an account:

o Call 1-800-960-0188 for instructions on opening an account by wire.
                                                                      Prospectus

To add to an account:

o Call 1-800-960-0188 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------
                                                                               L
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To open an account:

o If you sign up for the Automatic Investment Plan when you open your account, the minimum initial investment is $2,500.

o Complete and sign the Automatic Investment Plan section of the new account application.
                                                                      Prospectus

To add to an account:

o Sign up for the Automatic Investment Plan or call 1-800-960-0188 for instructions on how to establish this Plan.
                                                                      Prospectus

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted. The share price is normally calculated at 4 p.m. Eastern time.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a signature guarantee. It is designed to protect you and each Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o You wish to redeem more than  $25,000  worth of shares,
o Your  account registration  has changed within the last 30 days,

o The check is being mailed to a different address from the one on your account (record address), or

o The check is being made payable to someone other than the account owner.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

Each Fund may close small accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act accounts) may be redeemed by each Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500. If a Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before a Fund takes any action.

Selling Shares by Letter
Write a "letter of instruction" with:

o Your name,
o Your Fund account number,
o The dollar amount or number of shares to be redeemed,  and
o Any other applicable  requirements listed in the table at right.
o Unless otherwise instructed, the Fund will send a check to the record address. Mail your letter to:

National Financial Data Services
P.O. Box 419922
Kansas City, MO 64141-6922

Selling Shares by Telephone

If you accepted the telephone redemption option when you filled out your new account application, you can sell shares simply by calling 1-800-960-0188. The amount you wish redeemed (up to $25,000) will be wired to your bank account.
                                                                      Prospectus

By Phone
1-800-960-0188
--------------------------------------------------------------------------------


Mail or in Person

--------------------------------------------------------------------------------
Wire
                                                                      Prospectus

                  All account types except retirement

                  Individual, Joint Tenant,
                  Sole Proprietorship,
                  UGMA, UTMA

                  Retirement Account


                  Trust





                  Business or Organization





                  Executor, Administrator,
                  Conservator, Guardian

                  All account types except retirement
                                                                      Prospectus

o Maximum check request: $ 25,000

o The letter of instructions must be signed be all persons required to sign for transactions, exactly as their names appear on the account.

o The account owner should complete a retirement distribution form. Call 1-800-960-0188 to request one.

o The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

o At least one person authorized by corporate resolutions to act on the account must sign the letter.

o Include a corporate resolution with corporate seal or a signature guarantee.

o Call 1-800-960-0188 for instructions.

o You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-960-0188. Minimum wire: $5,000.

o Your wire redemption request must be received by the Fund before 4 p.m. Eastern time for money to be wired the next business day.
                                                                      Prospectus

Shareholder and Account Policies

Statements, Reports and Inquiries

Statements and reports that each Fund sends you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o Financial reports (every six months)

If you have questions about your account, you may call the Transfer Agent at 1-800-960-0188.

Exchange Privilege. Shareholders may exchange shares between the Masters' Select Equity Fund and Masters' Select International Fund by mailing or delivering written instructions to the Transfer Agent. Please specify the name of the applicable Fund, the number of shares or dollar amount to be exchanged, and your name and account number. You may also exchange shares by telephoning the Transfer Agent at (800) 960-0188 between the hours of 9:00 AM and 4:00 PM (Eastern time) on a day when the NYSE is open for normal trading. Telephone exchanges are subject to the identification procedures noted with respect to telephone redemptions above.

Investor Services

The Funds offer the following services to investors:

A systematic withdrawal plan lets you set up periodic redemptions from your account. Regular Investment Plan: One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-960- 0188 for more information.

Share Price

Each Fund is open for business each day the New York Stock Exchange (NYSE) is open. Each Fund calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

Each Fund's NAV is the value of a single share. The NAV is computed by adding the value of each Fund's investments, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

Purchases

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o The Funds do not accept cash, credit cards or third-party checks.

o If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or its transfer agent incurs.

o Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

o Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor's opinion, it is so large that it would disrupt management of the Funds. Order may also be rejected from persons believed by the Advisor to be "market timers."

Certain financial institutions that have entered into sales agreements with the Funds may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

These institutions may charge you a fee if you buy or sell shares through them
                                                                      Prospectus

Redemptions

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Dividends, Capital Gains, and Taxes

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Funds offer three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

     As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Funds pass their earnings along to investors as distributions.

     Each Fund earns dividends from stocks and interest from short term investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.

     These are passed along as capital gain distributions.

Taxes

As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each Fund's income and short term capital gain distributions are taxed as dividends; long term capital gain distributions are taxed as long term capital gains. Every January, each Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on transactions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at
                                                                      Prospectus
what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a dividend." If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Funds may have to limit its investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31 % withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Performance

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects a Fund's performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. The Funds may sometimes show their performance compared to certain performance rankings, averages or stock indices (described more fully in the SAI).

General  Information

The Masters' Select Equity Fund and Masters' Select International Fund are the only existing series of shares of Masters' Select Investment Trust (the Trust). The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of ten percent of the Trust's shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may communicate with other shareholders to request a meeting to remove a Trustee. No amendment may be made to the Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust's shares. Shareholders have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

The legality of share issuance is passed upon by Paul, Hastings, Janofsky & Walker.
                                                                      Prospectus

--------------------------------------------------------------------------------


                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

                        MASTERS' SELECT INVESTMENT TRUST

                           Masters' Select Equity Fund
                       Masters' Select International Fund


--------------------------------------------------------------------------------
                                                                      Prospectus

                         THE MASTERS' SELECT EQUITY FUND

                       Statement of Additional Information

                             Dated November 15, 1997

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus dated November 15, 1997, as may be amended from time to time, of The Masters' Select Equity Fund (the "Masters' Select Equity" or "Equity Fund") and The Masters' Select International Fund (the "Masters' Select International" or "International Fund"), a series of Masters' Select Investment Trust (the "Trust"). Litman/Gregory Fund Advisors, LLC (the "Advisor") is the Advisor of the Funds. The Advisor has retained investment managers as sub-advisers ("Managers"), each responsible for portfolio management of a segment of each Fund's total assets. A copy of the combined prospectus may be obtained from the Trust at 4 Orinda Way, Suite 230- D, Orinda, California 94563, Telephone (510) 254-8999.

                                TABLE OF CONTENTS

                                                                                  Cross-reference to sections
                                                             Page                       in the prospectus
                                                             ----                       -----------------
Investment Objective and Policies.....................         B-4           The Fund at a Glance; The Fund in
                                                                             Detail

Management............................................        B-21           The Fund in Detail: Management,
                                                                             Investment Managers, Breakdown of
                                                                             Expenses, Organization

Portfolio Transactions and Brokerage..................        B-24           The Fund in Detail: Investment Managers

Net Asset Value.......................................        B-25           Your Account: How to Buy Shares

Taxation .............................................        B-26           Taxes

Dividends and Distributions...........................        B-28           Dividends, Capital Gains, and Taxes

Performance Information...............................        B-29           Performance

General Information...................................        B-30           General Information

Appendix..............................................        B-30           Not applicable

Statement of Assets and Liabilities...................        B-31           Not applicable

Notes to Statement of Assets and Liabilities ........         B-31           Not applicable

                                                                      Prospectus

                       INVESTMENT OBJECTIVES AND POLICIES

            The investment objective of each Fund is to provide long-term growth of capital. There is no assurance that each Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of each Fund.

Convertible Securities and Warrants

            Each Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

            A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

Other Corporate Debt Securities

            Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

            There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

            Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

            As set forth in the prospectus, each Fund may invest a portion of its net assets in debt securities rated below "Baa" by Moody's or "BBB" by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below "Baa" and/or "BBB" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

            Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities
                                                                      Prospectus
differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund's asset values.

            Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.

            Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager's ability to accurately value high yield bonds and a Fund's assets and hinder a Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

            Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in a Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Short-Term Investments

            Each Fund may invest in any of the following securities and instruments:

            Bank Certificates or Deposit, Bankers' Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.   If  a  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

            Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

            As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified
                                                                      Prospectus
levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

            In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

            Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S.
Government.

            Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

            Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime- 1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality. These rating symbols are described in Appendix A.

            Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Money Market Funds

            Each Fund may under certain circumstances invest a portion of its assets in money market funds. The Investment Company Act of 1940 (the "1940 Act") prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company. or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. The Advisor and the Managers will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Government Obligations

            Each  Fund  may  make  short-term  investments  in  U.S.  Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

            Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

            Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay
                                                                      Prospectus
principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

            Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Variable and Floating Rate Instruments

            Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Manager under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Mortgage-Related Securities

            Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

            U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
                                                                      Prospectus

            The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

            Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

            Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

            Collateralized Mortgage Obligations ("CMOs"). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

            CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Foreign Investments and Currencies

            Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

            Depositary Receipts. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

            Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

            Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

            Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

            Market Characteristics. The Managers expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

            Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

            Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

            Taxes. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders.

            Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

            Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

            In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager's assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

            Purchasing Put and Call Options. Each Fund may purchase covered "put" and "call" options with respect to securities
                                                                      Prospectus
which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

            If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

            If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

            Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

            Writing Call Options. Each Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

            Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

            Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying
                                                                      Prospectus
security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

            Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

            The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

            Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

            Risks Of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

            A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code (the "Code") requirements for qualification of a Fund as a regulated investment company. See "Dividends and Distributions" and "Taxation."

            In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

            Dealer Options. Each Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit
                                                                      Prospectus
of the transaction.

            Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

            The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

            Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

            As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations: however, in the event of exchange rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

            Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts

            Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a
                                                                      Prospectus
particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Related Options

            Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). A Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

            No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.
                                                                      Prospectus

            The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

            At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's position in the futures contract A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

            In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that a Fund's use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

            Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

            Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

            The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

            Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

            Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest
                                                                      Prospectus
rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

            Foreign  Currency  Futures  Contracts.  Each  Fund  may use  foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

            Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

            To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund's portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

            Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.
                                                                      Prospectus

            Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

            Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

            Successful use of futures by a Fund is also subject to a Manager's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

            In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

            Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

            Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

            Restrictions on the Use or Futures Contracts and Related Options. Each Fund will engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase
                                                                      Prospectus
related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund's net assets.

            These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

            The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Taxation." Repurchase Agreements

            Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller's agreement to repurchase and a Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act. Reverse Repurchase Agreements.

            Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund's securities is disadvantageous.

            Each Fund causes the custodian to segregate liquid assets, such as cash, U.S. Government securities or other high grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained. Dollar Roll Transactions

            Each Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

            At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements

            Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required
                                                                      Prospectus
subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

            Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund's liquidity and the ability of a Manager to manage it may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

            Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

            The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

            Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements. Borrowing

            Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Lending Portfolio Securities
                                                                      Prospectus

            Each Fund may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to a Fund. Any loan might be secured by any one or more
                                                                      Prospectus
of the three types of collateral. The terms of a Fund's loans must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales

            Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

            Short sales by a Fund create opportunities to increase a Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

            Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, that are not deemed to liquid by the sub-advisor. The Advisor and the Managers will monitor the amount of illiquid securities in a Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with a Fund's investment restrictions.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the sub- advisor, pursuant to procedures adopted by the Trust's Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale
                                                                      Prospectus
will be deemed illiquid.

Risks of Investing in Small Companies

            As stated in the prospectus, a Fund may invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Manager's research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Investment Restrictions

            The Trust (on behalf of a Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (I) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

            As a matter of fundamental policy, a Fund is diversified; i.e., as to 75% of the value of a its total assets: (I) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. Each Fund's investment objective is also fundamental.

            In addition, a Fund may not:

            1. Issue senior securities, borrow money or pledge its assets, except that (I) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales;

            2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

            3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

            4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

            5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

            6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

            7. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

            8. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

            9. Make investments for the purpose of exercising control or management.

            Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions
                                                                      Prospectus
taken by federal regulatory authorities:

            Each Fund may not:

            1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law.

            2. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the the sub-advisor, pursuant to procedures adopted by the Board of Trustees, to be liquid).

                                   MANAGEMENT

            The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Managers, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to a Fund's investment objectives and policies and to general supervision by the Board of Trustees.

            The Trustees and officers of the Trust, their ages and positions with the Trust, their business addresses and principal occupations during the past five years are:

Name, address and age                     Position          Principal Occupation During Past Five Years
---------------------                     --------          -------------------------------------------
A. George Battle (52)                     Trustee           Senior Fellow, The Aspen Institute since June, 1995. Director of
1065 Sterling Avenue                                        Peoplesoft, Inc.; Barra, Inc.; and Fair, Isaac. Formerly (until 1995)
Berkeley, CA 94708                                          Managing Partner, Market Development of Andersen Consulting.

Frederick August
Eigenbrod, Jr. PhD (55)                   Trustee           Senior Vice President, Right Associates (industrial psychologists)
19925 Stevens Creek Blvd.
Cupertino, CA 95014

Kenneth E. Gregory* (39)                  President and     President of the Advisor; President of L/G Research Inc. (publishers)
4 Orinda Way                              Trustee           and Litman/Gregory & Co., LLC (investment advisors)
Suite 230D
Orinda, CA 94556

Craig A. Litman* (49)                     Secretary and     Treasurer and Secretary of the Advisor; Vice President and Secretary
100 Larkspur Landing Circle               Trustee           of L/G Research Inc.; Chairman of Litman/Gregory & Co., LLC
Suite 204
Larkspur, CA 94939

Taylor M. Welz (37)                       Trustee           Partner, Bowman & Company, LLP (certified public accountants)
2431 W. March Lane
Suite 100
Stockton, CA 95207

John Coughlan (40)                        Treasurer         Chief Operating Officer, Litman/Gregory & Co., LLC since 1996;
4 Orinda Way                                                Controller, Centex Homes of Northern CA, 1995 - 1996;
Suite 230D                                                  Senior Vice President, Countrywide Capital Markets, Inc., 1994;
Orinda, CA 94556,                                           Executive Vice President, TMAC, 1992 - 1994 ; Vice President and
                                                            Treasurer, Barnett Range Corporation, prior to 1992

* denotes Trustees who are "interested persons" of the Trust under the 1940 Act.
                                                                      Prospectus

            It is estimated that each Trustee who is not an interested person of the Trust will receive a fee at the annual rate of $5,000.

The Advisor and the Managers

            Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager selected by the Board of Trustees pursuant, in each case, to a form of sub-advisory agreement ("Management Agreement"). Under the Advisory Agreement, the Advisor has agreed to (I) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of each Fund's assets; (ii) direct the allocation of each Fund's assets among such Managers; (iii) oversee the investments made by such Managers on behalf of each Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) oversee the actions of the Managers with respect to voting proxies for each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which each Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (I) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

            Under each Management Agreement, each Manager agrees to invest its Allocated Portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; each Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to Manager. In providing such services, Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

            Without limiting the generality of the foregoing, each Manager has agreed to (I) furnish each Fund with advice and recommendations with respect to the investment of the Manager's Allocated Portion of each Fund's assets, (ii) effect the purchase and sale of portfolio securities for Manager's Allocated Portion or determine that a portion of such Allocated Portion will remain uninvested; (iii) manage and oversee the investments of the Manager's Allocated Portion, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the securities in Manager's Allocated Portion; (v) maintain the books and records required to be maintained with respect to the securities in Manager's Allocated Portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to Manager's Allocated Portion as the Board may reasonably request.

            As compensation for the Advisor's services (including payment of the Managers' fees), each Fund pays it an advisory fee
                                                                      Prospectus
at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund's shareholders and the Trust's Board of Trustees that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

            The Advisor may agree to waive certain of its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of each Fund. In that event, subject to approval by the Trust's Board of Trustees, each Fund may reimburse the Advisor in subsequent years for fees waived and expenses reimbursed, provided the expense ratio before reimbursement is less than the expense limitation in effect at that time.

            The Advisor is controlled by Craig A. Litman and Kenneth E. Gregory.

            Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

            The Advisory Agreement and the Management Agreements will remain in effect for a period not to exceed two years. Thereafter, if not terminated, each Advisory and Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (I) by a majority vote of the
                                                                      Prospectus

Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

            The Advisory and Management Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust at any time without penalty, on 60 days written notice to the Advisor or a Manager. The Advisory and Management Agreements also may be terminated by the Advisor or a Manager on 60 days written notice to the Trust. The Advisory and Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

            The Administrator. The Administrator has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (I) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust's registration and/or the registration of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

            Each Management Agreement states that, with respect to the segment of each Fund's portfolio allocated to the Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. In general, a Manager's primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

            Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused each Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's or Advisor's overall responsibilities with respect to each Fund or other advisory clients. Each Manager is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. Each Manager is also
                                                                      Prospectus
authorized to consider sales of shares of each Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution.

            On occasions when a Manager deems the purchase or sale of a security to be in the best interest of each Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

                                 NET ASSET VALUE

            The net asset value of a Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

            The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

            Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund's net asset value on the last day on which such exchange was open will be used, unless the Trust's Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of a Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

            Generally, a Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Managers and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

            Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

            Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

            Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable
                                                                      Prospectus
securities, analyses and evaluations of various relationships between securities and yield to maturity information.

            An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

            Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

            All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

            Each Fund will be taxed, under the Internal Revenue Code (the "Code"), as a separate entity from any other series of the Trust, and it intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

            In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

            Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

            Each Fund or any securities dealer effecting a redemption of a Fund's shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.
                                                                      Prospectus

            Each Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

            Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

            The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

            For accounting purposes, when the paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option.
Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

            Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

            Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

            Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

            Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.
                                                                      Prospectus

            Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

            The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all Paul Hastings Janofsky &
Walker has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

            Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

            Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

            The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Total Return

            Average   annual  total  return   quotations   used  in  the  Fund's
advertising and promotional materials are calculated according to the following formula:
                    n
            P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

            Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield

            Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:
                                6
            YIELD = 2 [(a-b + 1)  - 1]
                        ---
                        cd
                                                                      Prospectus
where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period. Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

            For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other information

            Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

            The Trust is a Delaware Business Trust organized on August 1, 1996. The Masters' Select Equity Fund series of shares commenced operations on January 2, 1997. The Masters' Select International Fund has not commenced operations as of the date of this Statement of Additional Information. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created two series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

            Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

            The Trust's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is responsible for holding the Funds' assets and acts as the Trust's accounting services agent. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.
                                                                      Prospectus

                                    APPENDIX

                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

            Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

            Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

            A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation: Corporate Bond Ratings

            AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

            AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

            A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

            BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

            Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

            A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

            Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated
                                                                      Prospectus

"A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.
                                                                      Prospectus

MASTERS' SELECT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 12, 1996

Assets
     Cash in bank ..........................................................................   $100,000
     Prepaid registration fees (Note 3) ....................................................     21,091
     Deferred organization costs (Note 4) ..................................................     94,491
                                                                                               --------

          Total assets .....................................................................   $215,582

Liabilities
     Payable for registration expenses and organization costs ..............................    115,582
                                                                                               --------

Net Assets
     Applicable to 10,000 shares of beneficial interest issued and outstanding; an unlimited
        number of shares (par value $.01 authorized) .......................................   $100,000
                                                                                               ========

Net Asset Value (Offering and Redemption Price) per share ..................................   $  10.00
                                                                                               ========

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1. Masters' Select Equity Fund (the "Fund") is a diversified series of Masters' Select Investment Trust (the "Trust"), a Delaware business trust organized on August 1, 1996 and registered under the Investment Company Act of 1940 as an open-end management investment company.

2. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Litman/Gregory Fund Advisors LLC (the "Advisor"), a Distribution Agreement with First Fund Distributors, Inc. (the "Distributor") and an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). The Trust, on behalf of the Fund, has also entered into sub-advisory agreements with six investment managers pursuant to which each investment manager provides portfolio management and related services with respect to a segment of the Fund's portfolio. (See "Management" in the Statement of Additional Information.) Certain officers and Trustees of the Trust are officers and/or directors of the Advisor, the Distributor and the Administrator.

     The Advisor has agreed to waive its fees, and/or reimburse the Fund for other operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average net assets. Any such waivers or reimbursements are subject to repayment by the Fund in subsequent years to the extent that the Fund's operating expenses are then less than that 1.75% limit.

3. Prepaid registration fees are charged to income as the related shares are issued.

4. Deferred organization costs will be amortized over a period of sixty months from the date on which the Fund commences operations. In the event that the original shares invested in the Fund are redeemed prior to the end of the amortization period, the proceeds of the redemption payable in respect of those shares will be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization costs as of the date of that redemption. In the event the Fund is liquidated prior to the end of the amortization period the holders of the original shares will bear the unamortized deferred organization costs.
                                                                      Prospectus

INDEPENDENT AUDITOR'S REPORT



To the Trustees and Shareholders
Masters' Select Investment Trust


            We have audited the accompanying statement of assets and liabilities of the Masters' Select Equity Fund, a series of Masters' Select Investment Trust, as of December 12, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

            We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures related to the schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

            In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Masters' Select Equity Fund series of Masters' Select Investment Trust as of December 12, 1996, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen, LLP
McGladrey & Pullen, LLP


New York, New York
December 13, 1996
                                                                      Prospectus

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

--------------------------------------------------------------------------------

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.
          (a)  Financial Statements:

          The following financial statements are included in Part B of the Registration Statement:

               Statement of Assets and Liabilities as of December 12. 1996 Notes to Statement of Assets and Liabilities

          (b)  Exhibits:
               (1)   (a) Agreement and Declaration of Trust1
                     (b) Amendment to Agreement and Declaration of Trust2
               (2)   By-Laws1
               (3)   Not applicable
               (4)   Specimen stock certificate
               (5)   (a) Form of Investment Advisory Agreement2
                     (b)(i) Investment Management Agreement with Davis Selected
                                 Advisers LP3
                        (ii) Investment Management Agreement with Friess
                                 Associates, Inc.3+
                        (iii) Investment Management Agreement with Jennison
                                 Associates Capital Corp.3+
                        (iv) Investment Management Agreement with Societe
                                 Generale Asset Management Corp.3
                        (v) Investment Management Agreement with Southeastern
                                 Asset Management, Inc.3
                        (vi) Investment Management Agreement with Strong Capital
                                 Management, Inc.3
                        (vii) Form of Investment Management Agreement with
                                 Masters' Select International Sub-Advisors
                        (viii) Form  of  Investment  Management  Agreement  with
                                 Janus Capital Corp.
               (6)   Distribution Agreement3
               (7)   Not applicable
               (8)   Custodian Agreement3
               (9) Administration Agreement with Investment Company Administration Corporation2
               (10)  Opinion and consent of counsel3
               (11)  Consent of Independent Auditors3
               (12)  Not applicable
               (13)  Investment letter3
               (14)  Individual Retirement Account forms4
               (15)  Not applicable
               (16)  Not applicable
               (17)  Financial Data Schedule4

            1 Previously filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on August 12, 1996, and incorporated herein by reference.

            2 Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on November 15, 1996, and incorporated herein by reference.

            3 Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on December 16, 1996, and incorporated herein by reference.

            4 To be filed by amendment.

            + Filed with amendment.

Item 25.  Persons Controlled by or under Common Control with Registrant.

            None.

Item 26.  Number of Holders of Securities.


Item 27.  Indemnification.

            Article VI of Registrant's By-Laws states as follows:

            Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

            Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

            (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

            (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

            (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

            The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

            Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

            Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

            No  indemnification  shall  be made  under  Sections  2 or 3 of this
Article:


            (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or


            (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

            (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

            Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

            Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:


            (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or


            (b)   A written opinion by an independent legal counsel.

            Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i)security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

            Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

            Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

            (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

            (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

            Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

            Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manger or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Item 28.  Business and Other Connections of Investment Adviser.

            The information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

            Name of investment adviser                    File No.
            --------------------------                    --------
            Litman/Gregory Fund Advisors, LLC             801-52710

            Davis Selected Advisers, L.P.                 801-31648
            Southeastern Asset Management, Inc.           801-11123
            Jennison Associates Capital Corp.             801-5608
            Freiss and Associates                         801-16178
            Strong Capital Management, Inc.               801-10724
            Societe Generale Asset Management             801-36486
            Janus Capital Corp.
            Bee & Associates
            Harris Associates
            Artisan Partners
            BPI Global Asset Management


Item 29.  Principal Underwriters.

            (a) The Registrant's principal underwriter also acts as principal underwriter for the following investment companies:
                        Guiness Flight Investment Funds, Inc.
                        Jurika & Voyles Mutual Funds
                        Hotchkis and Wiley Funds
                        Kayne Anderson Mutual Funds
                        Professionally Managed Portfolios
                        Rainier Investment Management Mutual Funds
                        RNC Liquid Assets Fund, Inc.
                        O'Shaughnessy Funds, Inc.

            (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.:

                                 Position and Offices              Position and
Name and Principal               with Principal                    Offices with
Business Address                 Underwriter                       Registrant
----------------                 -----------                       ----------
Robert H. Wadsworth              President                         Assistant
4455 E. Camelback Road           and Treasurer                     Secretary
Suite 261E
Phoenix, AZ  85018

Eric M. Banhazl                  Vice President                    Assistant
2025 E. Financial Way                                              Treasurer
Glendora, CA 91741


Steven J. Paggioli               Vice President &                  Assistant
479 West 22nd Street                Secretary                      Secretary
New York, New York 10011



            (c) Not applicable.

Item 30. Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

            (a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

            (b) the documents  required to be maintained by paragraphs (5), (6),
(10) and (11) of Rule 31a-1(b) will be maintained by the respective investment managers:

        Davis Selected Advisers, L.P., 124 East Marcy Street, Sante Fe, NM 87501 Southeastern Asset Management, Inc., 6075 Poplar Avenue, Memphis, TN
                    38119
        Jennison Associates  Capital Corp., 466  Lexington Avenue, New  York, NY
                    10017
        Freiss and Associates, 3711 Kenett Pike, Greenville, DE 19807
        Strong Capital Management, Inc., 100 Heritage  Reserve, Menomonee Falls,
                    WI 53201
        Societe Generale  Asset Management, 1221 Avenue  of  the  Americas,  New
                    York, NY 10020
        Janus Capital Corp.
        Bee & Associates
        Harris Associates
        Artisan Partners
        BPI Global Asset Management

            (c)  all  other   documents  will  be  maintained  by   Registrant's
custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 31. Management Services.

            Not applicable.

Item 32. Undertakings.

            Registrant hereby undertakes to:

            (a) File a post-effective amendment, using financial statements which may not be certified, within four to six months of the effective date of this Registration Statement for the Masters' Select International Fund; and


            (b)         Furnish each person to whom a Prospectus  is delivered a
                        copy  of   Registrant's   latest   annual   request   to
                        shareholders, upon request and without charge.

            (c) If requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a director and assist in communications with other shareholders.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, and State of California on the 29th day of August, 1997.

                                                MASTERS' SELECT INVESTMENT TRUST

                                                By:     /s/ Kenneth E. Gregory
                                                        ------------------------
                                                        Kenneth E. Gregory
                                                        President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Kenneth E. Gregory                   President and               August 29, 1997
-------------------                  Trustee
Kenneth E. Gregory

Craig A. Litman*                     Trustee                     August 29, 1997
-------------------
Craig A. Litman

A. George Battle*                    Trustee                     August 29, 1997
-------------------
A. George Battle

Frederick A. Eigenbrod, Jr.          Trustee                     August 29, 1997
---------------------------
Frederick A. Eigenbrod, Jr.

Taylor M. Welz                       Trustee                     August 29, 1997
-------------------
Taylor M. Welz

John Coughlan                        Chief Financial             August 29, 1997
-------------------                  and Accounting Officer
John Coughlan

                                    EXHIBITS